Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended						Twenty-six weeks ended
	August 2, 2008			August 4, 2007			August 2, 2008			August 4, 2007
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise Sales	$408,077	81.6		$452,999	82.1		$811,411	81.3		892,793	81.8
Service Revenue	91,966	18.4		99,093	17.9		186,675	18.7		198,882	18.2
Total Revenues	500,043	100.0		552,092	100.0		998,086	100.0		1,091,675	100.0
Costs of Merchandise Sales	284,416	69.7		315,895	69.7		570,339	70.3		627,425	70.3
Costs of Service Revenue	85,193	92.6		87,481	88.3		169,347	90.7		174,945	88.0
Total Costs of Revenues	369,609	73.9		403,376	73.1		739,686	74.1		802,370	73.5
Gross Profit from Merchandise Sales	123,661	30.3		137,104	30.3		241,072	29.7		265,368	29.7
Gross Profit from Service Revenue	6,773	7.4		11,612	11.7		17,328	9.3		23,937	12.0
Total Gross Profit	130,434	26.1		148,716	26.9		258,400	25.9		289,305	26.5
Selling, General and Administrative Expenses	122,603	24.5		131,841	23.9		241,618	24.2		258,951	23.7
Net Gain (Loss) from Dispositions of Assets	4,077	0.8		(15)	—		9,608	1.0		2,344	0.2
Operating Profit	11,908	2.4		16,860	3.1		26,390	2.6		32,698	3.0
Non-operating Income	1,162	0.2		1,766	0.3		1,492	0.1		3,671	0.3
Interest Expense	6,452	1.3		12,331	2.2		11,879	1.2		24,987	2.3
Earnings From Continuing Operations Before Income Taxes	6,618	1.3		6,295	1.1		16,003	1.6		11,382	1.0
Income Tax Expense	866	13.1	(1)	2,348	37.3	(1)	4,960	31.0	(1)	4,384	38.5	(1)
Net Earnings From Continuing Operations	5,752	1.2		3,947	0.7		11,043	1.1		6,998	0.6
Discontinued Operations, Net of Tax	(304)	(0.1)		232	—		(923)	(0.1)		356	—
Net Earnings	5,448	1.1		4,179	0.8		10,120	1.0		7,354	0.7
Retained Earnings, beginning of period	406,819			462,757			406,819			463,797
Cumulative effect adjustment for adoption of EITF 06-10, net of tax	—			—			(1,165)			—
Cumulative effect adjustment for adoption of FIN 48	—			—			—			(155)
Cash Dividends	(3,891)			(3,539)			(7,386)			(7,120)
Effect of Stock Options	(25)			(782)			(37)			(1,261)
Retained Earnings, end of period	$408,351			$462,615			$408,351			$462,615

Basic and Diluted Earnings per Share:
Net Earnings From Continuing Operations	$0.11			$0.07			$0.21			$0.13
Discontinued Operations, Net of Tax	(0.01)			0.01			(0.02)			0.01
Earnings per Share	$0.10			$0.08			$0.19			$0.14

Cash Dividends per Share	$0.0675			$0.0675			$0.1350			$0.1350

(1)	As a percentage of earnings from continuing operations before income taxes and cumulative effect of change in accounting principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	August 2, 2008	February 2, 2008	August 4, 2007

Assets
Current Assets:
Cash and cash equivalents	$56,215	$20,926	$26,575
Accounts receivable, less allowance for uncollectible accounts of $1,805; $1,937; and $1,387	28,556	29,450	26,062
Merchandise inventories	560,209	561,152	615,085
Prepaid expenses	36,245	43,842	31,275
Other	47,907	77,469	55,065
Assets held for disposal	20,695	16,918	—
Total Current Assets	749,827	749,757	754,062
Property and Equipment - net	759,408	780,779	883,306
Deferred income taxes	41,328	20,775	24,144
Other	30,011	32,609	39,128
Total Assets	$1,580,574	$1,583,920	$1,700,640

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$228,723	$245,423	$243,615
Trade payable program liability	28,212	14,254	13,016
Accrued expenses	257,547	292,623	265,506
Deferred income taxes	9,453	—	31,020
Current maturities of long-term debt and obligations under capital leases	2,304	2,114	3,469
Total Current Liabilities	526,239	554,414	556,626

Long-term debt and obligations under capital leases, less current maturities	335,576	400,016	548,882
Other long-term liabilities	66,838	72,183	66,259
Deferred gain from asset sales	173,732	86,595	—
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	297,125	296,074	294,255
Retained earnings	408,351	406,819	462,615
Accumulated other comprehensive loss	(10,636)	(14,183)	(7,884)
Less cost of shares in treasury - 14,525,633 shares, 14,609,094 shares and 14,691,165 shares	225,944	227,291	229,406
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	478,189	470,712	528,873
Total Liabilities and Stockholders’ Equity	$1,580,574	$1,583,920	$1,700,640

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Twenty-six weeks ended	August 2, 2008	August 4, 2007

Cash Flows from Operating Activities:
Net Earnings	$10,120	$7,354
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Discontinued operations	923	(356)
Depreciation and amortization	36,928	41,248
Amortization of deferred gain from asset sales	(4,297)	—
Accretion of asset retirement obligation	149	147
Stock compensation expense	1,872	6,053
Gain from debt retirement	(3,460)	—
Deferred income taxes	(670)	6,283
Gain from dispositions of assets and insurance recoveries	(9,608)	(2,344)
Change in fair value of derivative	102	2,622
Loss from asset impairment	370	—
Excess tax benefits from stock based awards	(3)	(609)
Increase in cash surrender value of life insurance policies	(140)	(846)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	26,024	28,556
Decrease (increase) in merchandise inventories	943	(8,043)
Decrease in accounts payable	(16,700)	(21,874)
Decrease in accrued expenses	(34,449)	(16,380)
(Decrease) increase in other long-term liabilities	(475)	1,856
Net cash provided by continuing operations	7,629	43,667
Net cash (used in) provided by discontinued operations	(415)	737
Net Cash Provided by Operating Activities	7,214	44,404

Cash Flows from Investing Activities:
Cash paid for master lease properties	(117,121)	—
Cash paid for property and equipment	(13,989)	(19,715)
Proceeds from dispositions of assets	208,211	2,376
Proceeds from surrender of life insurance policies	—	26,129
Net cash provided by continuing operations	77,101	8,790
Net cash used in discontinued operations	—	(245)
Net Cash Provided by Investing Activities	77,101	8,545

Cash Flows from Financing Activities:
Borrowings under line of credit agreements	98,504	306,305
Payments under line of credit agreements	(140,019)	(290,718)
Excess tax benefits from stock based awards	3	609
Borrowings on trade payable program liability	85,408	37,790
Payments on trade payable program liability	(71,450)	(38,764)
Payment for finance issuance cost	(182)	—
Proceeds from lease financing	8,661	—
Reduction of long-term debt	(23,292)	(1,628)
Payments on capital lease obligations	(47)	(129)
Dividends paid	(7,028)	(7,120)
Repurchase of common stock	—	(58,152)
Proceeds from exercise of stock options	23	3,154
Proceeds from dividend reinvestment plan	393	395
Net Cash Used in Financing Activities	(49,026)	(48,258)
Net Increase in Cash and Cash Equivalents	35,289	4,691
Cash and Cash Equivalents at Beginning of Period	20,926	21,884
Cash and Cash Equivalents at End of Period	$56,215	$26,575

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$558	$—
Cash paid for interest	$13,859	$23,921
Accrued purchases of property and equipment	$1,075	$2,346

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended		Twenty-six weeks ended
		August 2, 2008	August 4, 2007	August 2, 2008	August 4, 2007

(a)	Net Earnings From Continuing Operations	$5,752	$3,947	$11,043	$6,998
	Discontinued Operations, Net of Tax	(304)	232	(923)	356
	Net Earnings	$5,448	$4,179	$10,120	$7,354

(b)	Average number of common shares outstanding during period	52,153	51,652	52,109	52,387

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	83	612	95	562

(c)	Average number of common shares assumed outstanding during period	52,236	52,264	52,204	52,949

	Basic Earnings per Share:
	Net Earnings From Continuing Operations (a/b)	$0.11	$0.07	$0.21	$0.13
	Discontinued Operations, Net of Tax	(0.01)	0.01	(0.02)	0.01
	Basic Earnings per Share	$0.10	$0.08	$0.19	$0.14
	Diluted Earnings per Share:
	Net Earnings From Continuing Operations (a/c)	$0.11	$0.07	$0.21	$0.13
	Discontinued Operations, Net of Tax	(0.01)	0.01	(0.02)	$0.01
	Diluted Earnings per Share	$0.10	$0.08	$0.19	$0.14

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Twenty-six weeks ended
	August 2, 2008	August 4, 2007	August 2, 2008	August 4, 2007

Capital expenditures (A)	$121,769	$7,892	$130,290	$18,345

Depreciation and amortization	$17,909	$20,364	$36,928	$41,248

Non-operating income:
Net rental revenue	$782	$327	$954	$1,125
Investment income	400	1,444	567	2,577
Other (expense) income	(20)	(5)	(29)	(31)
Total	$1,162	$1,766	$1,492	$3,671

Comparable sales percentages:
Merchandise	-8.0%	-5.1%	-7.1%	-4.1%
Service	-5.2%	3.8%	-4.0%	2.6%
Total	-7.5%	-3.6%	-6.6%	-3.0%

Total square feet of retail space (including service centers)			11,514,000	12,142,100

Total Store Count			562	592

Sales and Gross Profit by Line of Business (B):

Retail Sales	$275,890	$318,692	$549,215	629,811
Service Center Revenue	224,153	233,400	448,871	461,864
Total Revenues	$500,043	$552,092	$998,086	$1,091,675

Gross Profit from Retail Sales	$78,375	$91,763	$151,779	180,529
Gross Profit from Service Center Revenue	52,059	56,953	106,621	108,776
Total Gross Profit	$130,434	$148,716	$258,400	$289,305

Comparable Sales Percentages (B):

Retail Sales	-11.6%	-9.0%	-10.9%	-6.9%
Service Center Revenue	-1.9%	4.9%	-0.6%	2.9%
Total Revenues	-7.5%	-3.6%	-6.6%	-3.0%

Gross Profit Percentage by Line of Business (B):

Gross Profit Percentage from Retail Sales	28.4%	28.8%	27.6%	28.7%
Gross Profit Percentage from Service Center Revenue	23.2%	24.4%	23.8%	23.6%
Total Gross Profit Percentage	26.1%	26.9%	25.9%	26.5%

(A) Capital expenditures includes $117.1 million for the purchase of master lease properties.

(B) Retail Sales include DIY and Commercial sales. Service Center Revenue includes revenue from labor and installed parts and tires.